Exhibit 10.32
EXECUTION COPY
AMENDMENT NO. 1 TO SUPPLY AND MARKETING AGREEMENT
     This Amendment No. 1 to Supply and Marketing Agreement (this “Amendment”) is entered into on the 18th day of December, 2009 by and between Aristos Pharmaceuticals, Inc., a Delaware corporation with its principal offices located at 1255 Crescent Green Drive, Suite 250, Cary, NC 27518 (“ARISTOS”), and Sovereign Pharmaceuticals, Ltd., a Texas limited partnership with its principal offices located at 7590 Sand Street, Fort Worth, TX, 76118 (“SOVEREIGN”), and shall be effective as of the 30th day of September, 2009.
     WHEREAS, the Parties entered into that certain Supply and Marketing Agreement dated May 1, 2008 (the “Agreement”).
     WHEREAS, the Parties desire to amend certain terms of the Agreement by way of this Amendment.
     NOW, THEREFORE, in consideration of the promises made herein and other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
1.	All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings given to them in the Agreement.

2.	Section 8.10 (b) shall be deleted in its entirety and replaced with:
Except as set forth Exhibit F and Section 4.1, all such communications, notices and consents shall be addressed as follows:
If to SOVEREIGN, to:
SOVEREIGN PHARMACEUTICALS, Ltd
7590 Sand Street
Fort Worth, TX 76118
Attention: Miles Davis
Fax: (817) 284-0531
E-mail: m.davis@sovpharm.com
If to ARISTOS, to:
ARISTOS PHARMACEUTICALS, INC.
1255 Crescent Green Drive, Suite 250
Cary, NC 27518
Attention: Steve Lutz
Fax: (919) 678-6599
E-mail: steve.lutz@crtx.com
With a copy, if by mail or fax, to: General Counsel

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

EXECUTION COPY
provided, however, that if either Party shall have designated a different address by notice to the other Party pursuant to this Section 8.10, then to the last address so designated.
3.	Section 8.12 shall be added as follows:
Trademark HyoMax® is a registered trademark of Cornerstone Therapeutics Inc., a Delaware corporation and the ultimate parent company of ARISTOS (“Cornerstone”). Cornerstone has exclusive rights to the use of the mark. For the purpose of clarity, SOVEREIGN has no rights to the use of the Trademark except through express written consent of Cornerstone.
4.	Exhibit B of the Agreement shall be amended to include:
a.	HyoMax® Tablets 100ct. as a Unit with a Purchase Price/Unit of [***]/bottle; and,

b.	HyoMax® DT Tablets 90ct. as a Unit with a Purchase Price/Unit of [***]/bottle

c.	Hyomax FT Tablets 100ct as a Unit with a Purchase Price/Unit of [***]/bottle.

d.	Hyomax SL Tablets 100ct as a Unit with a Purchase Price/Unit of [***]/bottle.

e.	Hyomax SR Tablets 100ct as a Unit with Purchase Price/Unit of [***]/bottle.
5.	Exhibit C of the Agreement shall be amended to include:
a.	HyoMax® Tablets as a Tablet with 100 Tablets/Bottle with [***] (est.) Bottles for 1st 12 months (Est.); and,

b.	HyoMax® DT Tablets as a Tablet with 90 Tablets/Bottle with [***] (est.) Bottles for 1st 12 months (Est.);
6.	Exhibit D of the Agreement shall be amended to include:
a.	HyoMax® Tablets 0.125mg Product Strength; and,

b.	HyoMax® DT Tablets 0.125mg immediate release, 0.25mg sustained release Product Strength

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

EXECUTION COPY
7.	Exhibit E of the Agreement shall be amended to include:
a.	the Packaging and Labeling for HyoMax® Tablets; and,

b.	the Packaging and Labeling for HyoMax® DT Tablets
8.	Exhibit G of the Agreement shall be amended to include:
a.	HyoMax® Tablets — [***] tablets as Standard Finished Lot Sizes; and,

b.	HyoMax® DT Tablets — [***] tablets as a Standard Finished Lot Size.
9.	This Amendment shall be governed by the laws of the State of North Carolina without reference to any rules of conflict of laws. Any dispute arising in relation to this Amendment shall be resolved in the same manner as a dispute under the Agreement.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[***]	Confidential portions of the exhibit have been omitted and filed separately with the Securities and Exchange Commission.

EXECUTION COPY
SIGNATURE PAGE TO AMENDMENT NO. 1 TO SUPPLY AND MARKETING
AGREEMENT
     In WITNESS of the agreement to the terms and conditions contained herein, the parties have caused this Amendment to be executed by their duly authorized executives as of the date first above written:

ARISTOS PHARMACEUTICALS, INC.		SOVEREIGN
PHARMACEUTICALS, LTD.

BY:	/s/ Craig A. Collard	BY:	/s/ Miles B. Davis

PRINT NAME:	Craig A. Collard	PRINT NAME:	Miles B. Davis

TITLE:	CEO	TITLE:	President & CEO

DATE:	12/23/09	DATE:	12/18/09